Exhibit 99.2
1 Azenta Life Sciences | Proprietary and confidential. Conference Call Fir s t Q u a r t e r Fis c al 2 0 2 3 Fin a n cial R e s ults February 8, 2023

2 Azenta Life Sciences | Proprietary and confidential. Safe Harbor Statement Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Azenta business and its operational performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of all non-GAAP amounts to the relevant GAAP amount are provided in either an attachment to our first quarter financial results press release issued on February 8, 2023 or as an attachment to call slides used to accompany prepared comments made during our financial results conference call of the same date. Both documents are available on our investor relations website at www.investors.azenta.com “Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company’s most recent SEC filings including form 10-K for the fiscal year ended September 30, 2022. The Company assumes no obligation to update the information in this presentation.

3 Azenta Life Sciences | Proprietary and confidential. Azenta Life Sciences Q1 FY 2023 Overview Continuing Operations – Quarter and Ended December 31, 2022 Q1’23 revenue of $178M, up 28% YtY; Organic growth ex-COVID of 7% YtY • Products +15% YtY organic ex-COVID driven by automated systems (+23%) and C&I (+16%) • Services +4% YtY organic ex-COVID driven by strength in SRS (+10%) and NGS (+12%) • B Medical delivered record revenue of $42M driven by cold chain products Q1’23 non-GAAP EPS $0.12, flat YtY; Adj. EBITDA of 6.7% • GAAP EPS of $(0.15) on continuing operations • Cost reduction initiatives underway to take out $20 million annualized costs • Targeted reductions net of investment expected to contribute 2 points of margin enhancement in 2nd half FY23 $1.4B in cash, no debt at December 31, 2022 • Strong balance sheet for M&A opportunities and organic investment • In November 2022 the Company committed to $1B share repurchases within one year • $500M accelerated share repurchase program launched in November 2022 • Another $500M to follow • Aside from share repurchase commitments, ~$900M in cash available for investment See Appendix to this presentation for a reconciliation of GAAP to non-GAAP

4 Azenta Life Sciences | Proprietary and confidential. Azenta Life Sciences Operating Performance Continuing Operations – Quarter Ended December 31, 2022 $ millions, except EPS See Appendix to this presentation for a reconciliation of GAAP to non-GAAP • 7% organic growth year over year excluding estimated COVID impact • FX was a 4pt headwind • M&A contributed 33pts Q1’23 Revenue Growth (YtY) Q1'22 Q1'23 YtY Reported 1 40 1 78 28% FX (6) 4% M&A 46 (33%) Organic 1 40 1 39 (1%) COVID 11 0 8% Organic ex -COVID 1 29 1 38 7% Q1'23 QtQ Q1'23 QtQ YtY Revenue 178 30% 178 30% 28% Gross profit 74 27% 81 34% 18% % 41.4% (0.8) pts. 45.4% 1.5 pts. (3.9) pts. R&D 8 (1%) 8 (1%) 16% SG&A 93 43% 73 45% 47% Operating Income (28) nm (0) (102%) (100%) % (15.5%) (4.9) pts. (0.0%) (1.5) pts. (8.8) pts. Interest Income (Expense) 11 $1 11 $1 $11 Other Income (Expense) 1 $0 1 $0 $2 Tax Benefit (Provision) 5 $7 (3) ($1) ($1) Net Income - continuing ops (11) nm 9 (24%) 0% % (6.3%) (2.4) pts. 5.0% (3.5) pts. (1.4) pts. Continuing Ops - Diluted EPS ($0.15) ($0.08) $0.12 ($0.03) $0.00 Total Azenta - Diluted EPS ($0.15) $0.12 Adjusted EBITDA 12 27% (40%) % 6.7% (0.2) pts. (7.5) pts. GAAP Non-GAAP

5 Azenta Life Sciences | Proprietary and confidential. Life Sciences Products Performance Quarter Ended December 31, 2022 Products Revenue Growth (YtY) • B Medical and Barkey acquisitions contributed $46M • 15% organic growth excluding estimated COVID impact $ millions See Appendix to this presentation for a reconciliation of GAAP to non-GAAP Q1'22 Q1'23 YtY Reported 50 90 80% FX (3) 6% M&A 46 (92%) Organic 50 47 (6%) COVID 9 - 21% Organic ex -COVID 41 47 15% Q4'22 Q1'23 QtQ YtY Revenue 48 90 85% 80% Gross profit 19 39 99% 69% % 40.2% 43.2% 3.0 pts. (2.7) pts. Operating expenses 19 35 85% 91% Operating income 0 3 nm (24%) % 0.5% 3.7% 3.2 pts. (5.1) pts. Adjusted EBITDA 1 7 nm 15% % 2.8% 8.2% 5.4 pts. (4.7) pts.

6 Azenta Life Sciences | Proprietary and confidential. Life Sciences Services Performance Quarter Ended December 31, 2022 Services Revenue Growth (YtY) • 4% organic growth excluding estimated COVID impact • Genomics +2% • SRS +10% $ millions See Appendix to this presentation for a reconciliation of GAAP to non-GAAP Q1'22 Q1'23 YtY Reported 90 89 (1%) FX (3) 4% M&A - 0% Organic 90 92 2% COVID 2 0 2% Organic ex -COVID 88 92 4% Q4'22 Q1'23 QtQ YtY Revenue 89 89 (1%) (1%) Gross profit 41 42 3% (8%) % 45.8% 47.6% 1.7 pts. (3.6) pts. Operating expenses 39 45 17% 20% Operating income 2 (3) nm nm % 2.1% (3.7%) (5.8) pts. (12.5) pts. Adjusted EBITDA 7 4 (47%) (74%) % 7.6% 4.0% (3.6) pts. (11.5) pts.

7 Azenta Life Sciences | Proprietary and confidential. Summary Consolidated Balance Sheet • $1.4B cash, cash equivalents, restricted cash and marketable securities at 12/31/22 • $1.5B share repurchase authorization 9 $500M launched via accelerated share repurchase in November 2022 • Additional $500M committed and planned by end of calendar year 2023 • Strong balance sheet for future organic growth and M&A investment opportunities $ millions Sep 2022 Dec 2022 QtQ Cash, restricted cash, short term marketable securities 1,953 1,138 (814) Accounts receivable, net 164 202 38 Inventories 86 146 60 Other current assets 257 134 (124) Current Assets 2,459 1,620 (839) Accounts payable (39) (55) (17) Deferred revenue (40) (43) (3) Other current liabilities (152) (151) 1 Current Liabilities (231) (249) (18) Net Current Assets 2,229 1,371 (858) Long-term marketable securities, restricted cash 352 305 (47) Property, plant and equipment 154 217 63 Goodwill and intangible assets 692 1,088 396 Net long-term deferred tax assets (liabilities) (63) (86) (22) Other net long-term assets (liabilities) (1) (25) (24) Net assets 3,363 2,871 (492)

8 Azenta Life Sciences | Proprietary and confidential. Q2’23 Guidance See Appendix to this presentation for a reconciliation of GAAP to non-GAAP Projected Q2’23 Revenue Growth ( 23 (YtY) Q2'23 Reported ~13% Organic ~(5)% Organic ex COVID ~2% FY 2023 • Targeting FY23 reported revenue growth of 30% • ~$130 million for B Medical • Adjusted EBITDA margin to achieve 10% by Q4’23 Q2’23 • Reflects projections of: • ~$30M from M&A • ~3 pts FX headwind • ~7 pts COVID headwind Guidance Q1'23 Q2'23 Revenue $178 $156 - $171 LS Products $90 $72 - $79 LS Services $89 $84 - $92 Adjusted EBITDA $12 ($2) - $6 Non-GAAP diluted EPS $0.12 ($0.04) - $0.04 GAAP diluted EPS - Cont Ops ($0.15) ($0.24) - ($0.16) $ millions, except EPS

9 Azenta Life Sciences | Proprietary and confidential. Appendix

GAAP to Non-GAAP Reconciliation
Continuing Operations – Total Azenta

$ millions, except EPS	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23
Revenue	**139.7**	**145.5**	**132.7**	**137.6**	**178.4**
GAAP gross profit	**67.0**	**70.8**	**59.6**	**58.1**	**73.9**
Gross profit margin	*48.0%*	*48.7%*	*44.9%*	*42.3%*	*41.4%*
Amortization expense	1.8	1.8	1.8	1.9	4.2
Tariff adjustment	-	(0.5)	0.0	-	-
Other special charges	-	-	-	0.3	-
Purchase accounting impact on inventory	-	-	-	-	2.9
Non-GAAP gross profit	**68.8**	**72.2**	**61.4**	**60.3**	**80.9**
Non-GAAP gross profit margin	*49.3%*	*49.6%*	*46.3%*	*43.8%*	*45.4%*
GAAP Research and development	**(6.5)**	**(6.9)**	**(6.5)**	**(7.6)**	**(7.5)**
GAAP Selling, general and administrative	**(60.7)**	**(68.5)**	**(58.1)**	**(64.7)**	**(92.6)**
Merger and acquisition costs / Other	3.7	5.6	1.7	7.0	11.8
Amortization expense	6.3	6.0	5.7	6.9	7.4
Other special charges	0.6	1.3	0.3	0.2	(0.1)
Non-GAAP Selling, general and administrative	**(50.1)**	**(55.6)**	**(50.4)**	**(50.6)**	**(73.4)**
Restructuring charges	**(0.2)**	**(0.1)**	**(0.0)**	**(0.4)**	**(1.5)**
GAAP operating profit (loss)	**(0.3)**	**(4.7)**	**(5.1)**	**(14.6)**	**(27.7)**
Operating profit margin	*(0.2%)*	*(3.2%)*	*(3.8%)*	*(10.6%)*	*(15.5%)*
Non-GAAP operating profit	**12.2**	**9.7**	**4.4**	**2.1**	**(0.1)**
Non-GAAP operating profit margin	*8.8%*	*6.7%*	*3.4%*	*1.5%*	*(0.0%)*
GAAP net income (loss)	**2.9**	**(1.8)**	**(7.0)**	**(5.3)**	**(11.2)**
Merger and acquisition costs / Other	3.7	5.6	1.7	7.0	11.8
Amortization expense	8.0	7.9	7.6	8.8	11.5
Restructuring charges	0.2	0.1	0.0	0.4	1.5
Other special charges	0.6	1.3	0.3	0.5	(0.1)
Tariff adjustment	-	(0.5)	0.0	-	-
Purchase accounting impact on inventory	-	-	-	-	2.9
Loss on extinguishment of debt	-	0.6	-	-	-
Tax related adjustments	(4.2)	(0.9)	8.4	2.5	(1.4)
Tax effect of adjustments	(2.3)	(3.6)	(2.1)	(2.1)	(6.0)
Non-GAAP net income	**8.9**	**8.7**	**8.8**	**11.8**	**9.0**
Diluted earnings per share	*$0.04*	*($0.02)*	*($0.09)*	*($0.07)*	*($0.15)*

Azenta Life Sciences | Proprietary and confidential.
10

GAAP to Non-GAAP Reconciliation
Continuing Operations – Segments

$ millions, except EPS	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23
Life Sciences Products					
Revenue	**49.9**	**53.6**	**47.4**	**48.4**	**89.7**
GAAP gross profit	**22.7**	**26.3**	**21.0**	**19.1**	**33.0**
Gross profit margin	*45.5%*	*49.0%*	*44.4%*	*39.4%*	*36.8%*
Amortization expense	0.2	0.3	0.3	0.4	2.8
Purchase accounting impact on inventory	-	-	-	-	2.9
Non-GAAP gross profit	**22.9**	**26.6**	**21.3**	**19.4**	**38.7**
Non-GAAP gross profit margin	*45.9%*	*49.5%*	*44.9%*	*40.2%*	*43.2%*
GAAP Research and development	**(3.4)**	**(3.8)**	**(3.3)**	**(4.1)**	**(4.4)**
GAAP Selling, general and administrative	**(15.1)**	**(17.5)**	**(15.7)**	**(15.1)**	**(32.4)**
Operating expenses	**(18.5)**	**(21.3)**	**(19.1)**	**(19.2)**	**(36.8)**
GAAP operating profit	**4.2**	**5.0**	**2.0**	**(0.1)**	**(3.8)**
Operating profit margin	*8.4%*	*9.4%*	*4.1%*	*(0.3%)*	*(4.2%)*
Other special charges	-	-	-		1.4
Non-GAAP operating profit	**4.4**	**5.3**	**2.2**	**0.3**	**3.3**
Non-GAAP operating profit margin	*8.8%*	*9.9%*	*4.7%*	*0.5%*	*3.7%*
Life Sciences Services					
Revenue	**89.8**	**91.9**	**85.4**	**89.2**	**88.7**
GAAP gross profit	**44.4**	**44.5**	**38.6**	**39.1**	**40.9**
Gross profit margin	*49.4%*	*48.4%*	*45.2%*	*43.8%*	*46.1%*
Amortization expense	1.6	1.6	1.6	1.5	1.3
Tariff adjustment	-	(0.5)	0.0	-	-
Other special charges	-	-	-	0.3	-
Non-GAAP gross profit	**45.9**	**45.6**	**40.1**	**40.8**	**42.2**
Non-GAAP gross profit margin	*51.2%*	*49.6%*	*47.0%*	*45.8%*	*47.6%*
GAAP Research and development	**(3.1)**	**(3.1)**	**(3.2)**	**(3.6)**	**(3.2)**
GAAP Selling, general and administrative	**(35.0)**	**(37.7)**	**(34.7)**	**(35.5)**	**(42.3)**
Operating expenses	**(38.1)**	**(40.8)**	**(37.9)**	**(39.0)**	**(45.5)**
GAAP operating profit	**6.3**	**3.8**	**0.7**	**0.0**	**(4.6)**
Operating profit margin	*7.0%*	*4.1%*	*0.8%*	*0.0%*	*(5.2%)*
Other special charges	-	-	-	0.0	-
Non-GAAP operating profit	**7.9**	**4.9**	**2.3**	**1.8**	**(3.3)**
Non-GAAP operating profit margin	*8.8%*	*5.3%*	*2.6%*	*2.0%*	*(3.7%)*

11

Azenta Life Sciences | Proprietary and confidential.

Net Income to Adjusted EBITDA Reconciliation
Continuing Operations

$ millions	**Q1 FY22**	**Q2 FY22**	**Q3 FY22**	**Q4 FY22**	**Q1 FY23**
Net income	43.3	2,119.9	(9.6)	(20.8)	(11.2)
Income (Loss) from discontinued operations, net of tax	(40.5)	(2,121.7)	2.6	15.5	-
Net income (Loss) from continuing operations	**2.9**	**(1.8)**	**(7.0)**	**(5.3)**	**(11.2)**
Adjustments:					
Interest income	(0.0)	(3.1)	(6.8)	(10.4)	(10.7)
Interest expense	0.5	1.6	2.1	0.5	0.0
Income tax provision	(4.7)	(3.2)	7.3	1.9	(4.6)
Depreciation	5.2	5.3	5.3	6.1	8.6
Amortization of intangible assets	8.0	7.9	7.6	8.8	11.5
Loss on extinguishment of debt	-	0.6	-	-	-
EBITDA - from Continuing Operations	**11.9**	**7.3**	**8.4**	**1.6**	**(6.4)**
Adjustments:					
Purchase accounting impact on inventory	-	-	-	-	2.9
Stock-based compensation	3.5	5.5	3.5	(0.0)	2.2
Rebranding and transformation	0.6	1.3	0.3	0.5	(0.1)
Tax indemnification reserve release	-	-	-	-	-
Impairment of trademark	-	-	-	-	-
Tariff adjustment	-	(0.5)	0.0	-	-
Restructuring charges	0.2	0.1	0.0	0.4	1.5
Merger and acquisition costs / Other	3.7	5.6	1.7	7.0	11.8
Adjusted EBITDA - from Continuing Operations	**19.8**	**19.4**	**13.8**	**9.5**	**12.0**
Adjusted EBITDA margin	***14.2%***	***13.3%***	***10.4%***	***6.9%***	***6.7%***

12

Azenta Life Sciences | Proprietary and confidential.

13 Azenta Life Sciences | Proprietary and confidential. Operating Profit to Adjusted EBITDA Reconciliation Continuing Operations – Segments $ millions Life Science Products Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Operating Profit (Loss) 4.2 5.0 2.0 (0.1) (3.8) Adjustments: Depreciation 0.7 0.9 0.9 1.2 3.1 Amortization of intangible assets 0.2 0.3 0.3 0.4 4.3 EBITDA 5.1 6.2 3.1 1.4 3.5 EBITDA margin 10.2% 11.5% 6.5% 2.9% 3.9% Adjustments: Purchase accounting impact on inventory - - - - 2.9 Stock-based compensation 1.3 2.1 1.3 (0.1) 0.9 Adjusted EBITDA 6.4 8.3 4.4 1.4 7.3 Adjusted EBITDA margin 12.8% 15.5% 9.3% 2.8% 8.2% Life Science Services Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Operating Profit (Loss) 6.3 3.8 0.7 0.0 (4.6) Adjustments: Depreciation 3.9 4.4 4.4 4.9 5.6 Amortization, restructuring related, and other special charges 1.6 1.6 1.6 1.8 1.3 EBITDA 11.8 9.8 6.6 6.8 2.3 EBITDA margin 13.1% 10.6% 7.8% 7.6% 2.6% Adjustments: Tariff adjustment - (0.5) 0.0 - - Stock-based compensation 2.1 3.3 2.1 0.0 1.3 Adjusted EBITDA 13.9 12.6 8.8 6.8 3.6 Adjusted EBITDA margin 15.5% 13.7% 10.3% 7.6% 4.0%

14 Azenta Life Sciences | Proprietary and confidential. Calculation of Organic Revenue Excluding COVID Continuing Operations Note: The Company has referenced in the explanation of revenue the estimated impact of COVID. Estimated impact of COVID includes the estimated revenue contribution from products delivered and services rendered to support COVID testing and research, and estimated constraints on our business due to disruptions in customer demand or the Company’s ability to deliver in the COVID environment. Growth Metrics $ millions Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Revenue 139.6 146 133 138 178 18% 12% 3% 0% 28% Acquisitions/divestitures 2 - 4 46 0% (1%) 0% (3%) (33%) Currency exchange rates (2) (4) (6) (6) 0% 1% 3% 4% 4% Organic revenue 140 145 137 139 139 18.2% 12.3% 5.8% 1.9% (1%) Estimated impact of COVID 11 10 1 1 1 2% 8% 11% 10% 8% Organic revenue ex COVID 129 136 136 139 137 20% 20% 17% 12% 7% $ millions Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Life Sciences Products Revenue 50 54 47 48 90 10% 2% (3%) (9%) 80% Acquisitions/divestitures - 2 - 4 46 0% (3%) 0% (8%) (92%) Currency exchange rates (1) (2) (3) (3) 0% 2% 4% 7% 6% Organic revenue 50 53 49 48 47 10% 1% 2% (10%) (6%) Estimated impact of COVID 9 10 3 - - 4% 9% 20% 23% 21% Organic revenue ex COVID 41 42 46 48 47 14% 10% 21% 13% 15% $ millions Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Life Sciences Services Revenue 90 92 85 89 89 24% 19% 6% 6% (1%) Acquisitions/divestitures - - - - - 0% 0% 0% 0% 0% Currency exchange rates (1) (2) (3) (3) 0% 1% 2% 3% 4% Organic revenue 90 93 87 92 92 24% 20% 8% 10% 2% Estimated impact of COVID 2 (1) (2) 1 0 (0%) 6% 7% 1% 2% Organic revenue ex COVID 88 93 89 91 92 23% 26% 15% 11% 4%